UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated January 29, 2004, issued by Rewards Network Inc.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2004, Rewards Network Inc. issued a press release reporting its results for the fourth quarter ended December 31, 2003 and the fiscal year ended December 31, 2003.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Kenneth R. Posner

Kenneth R. Posner
Senior Vice President and Chief Financial Officer

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated January 29, 2004, issued by Rewards Network Inc.